UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                     August 24, 2010

GENESIS GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-32037	65-0908171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 N. Military Trail, Suite 275, Boca Raton, FL	33431
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(561) 988-1988

1 University Place, #12-C, New York, NY 10003
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant.

On August 24, 2010, Li & Company, PC advised Genesis Group Holdings, Inc. that it is terminating its engagement as our independent registered public accounting firm.  Li & Company, PC served as our independent registered public accounting firm since October 8, 2009; however, during the course of its engagement by us, it never rendered a report on our financial statements and we have yet to file our Annual Report on Form 10-K for the year ended December 31, 2009.

During our two most recent fiscal years and the subsequent interim period preceding Li & Company, PC’s resignation we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which such disagreement if not resolved to the satisfaction of Li & Company, PC would have caused it to make reference to the subject matter of the disagreement in connection with its report.

On August 25, 2010 we engaged Sherb & Co. LLP as our independent registered public accounting firm.  During our two most recent fiscal years and the subsequent interim period prior to retaining Sherb & Co. LLP (1) neither we nor anyone on our behalf consulted Sherb & Co. LLP regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) Sherb & Co. LLP did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

The decision to engage Sherb & Co. LLP as our independent registered public accounting firm was approved by our Board of Directors.

We provided Li & Company, PC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they did not agree.  A copy of the letter provided by Li & Company, PC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

16.1                      Letter dated September 3, 2010 from Li & Company, PC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS GROUP HOLDINGS, INC.

Date: September 3, 2010	By: /s/ Gideon Taylor
Gideon Taylor, Chief Executive Officer